SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant    [X]

Filed by Party other than the Registrant    [  ]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                                 AMERICANN, INC.
                  --------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                    William T. Hart - Attorney for Registrant
                  ---------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction applies:

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     3)   Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11:

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     4)   Proposed maximum aggregate value of transaction:

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     5)   Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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                                 AMERICANN, INC.
                           1555 Blake Street, Unit 502
                                Denver, CO 80202
                                 (303) 862-9000

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ____________, 2021

To the Shareholders:

     Notice is hereby given that a special meeting of the shareholders of AmeriCann, Inc. (the "Company") will be held at _______________ on ____________, 2020, at 10:00 a.m., for the following purpose:

     (1) to approve a change in domicile of the corporation from Delaware to Colorado;

     to transact such other business as may properly come before the meeting.

     The change in domicile will be accomplished by means of Plan of Merger which is attached as Exhibit A to this Proxy Statement.

     ______________, 2021 is the record date for the determination of shareholders entitled to notice of and to vote at such meeting. Shareholders are entitled to one vote for each share held. As of _______________, 2021, there were ___________ outstanding shares of the Company's common stock.

                                               AMEIRCANN, INC.


_________________, 2021                Timothy Keogh, Chief Executive Officer




      PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ATTACHED PROXY CARD,
                    AND SIGN, DATE AND RETURN THE PROXY CARD.

                    TO SAVE THE COST OF FURTHER SOLICITATION,
                              PLEASE VOTE PROMPTLY

                                 AMERICANN, INC.
                           1555 Blake Street, Unit 502
                                Denver, CO 80202
                                 (303) 862-9000

                                 PROXY STATEMENT


     The accompanying proxy is solicited by the Company's directors for voting at the special meeting of shareholders to be held on __________, 2021, and at any and all adjournments of such meeting. If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposals set forth in the accompanying notice of the special meeting of shareholders. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address shown above or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder. This proxy statement was posted on the Company's website on or about __________, 2021.

     There is one class of capital stock outstanding, that being common stock. Provided a quorum consisting of one third of the shares entitled to vote is present at the meeting, the adoption of the proposal to come before the meeting will be approved if a majority of those shares vote in favor of the proposal.

     Shares of the Company's common stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the annual meeting. "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority. Abstentions and broker non-votes will not be counted as having voted against the proposals to be considered at the meeting.

PRINCIPAL SHAREHOLDERS

     The following table lists, as of ______________, 2021, the shareholdings of
(i) each person owning  beneficially  5% or more of the  Company's  common stock
(ii) each officer and director of the Company and (iii) all officers and directors as a group. Unless otherwise indicated, each owner has sole voting and investment powers over his shares of common stock.


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    Name                           Number of Shares        Percent of Class
    -----                         -----------------        ----------------
    Timothy Keogh                      1,308,408                    5.5%

    Benjamin J. Barton                    95,408                    0.4%

    J. Tyler Opel                         95,408                    0.4%

    Strategic Capital Partners, LLC(1) 8,966,665                   37.8%

    All officers and directors
      as a group (three persons)      10,457,889                   44.1%

(1) Controlled by Benjamin J. Barton.

PROPOSAL TO CHANGE THE DOMICILE OF THE COMPANY FROM DELAWARE TO COLORADO.

     The Board has approved and recommends to the shareholders a proposal to change the Company's state of incorporation from Delaware to Colorado.

     The change in domicile (i.e., the "Reincorporation") will not involve any change in the business, properties, corporate headquarters or management of the Company. The officers and directors of the Company immediately prior to the Reincorporation will serve as the officers and directors of the Company following the Reincorporation. There will be no change in the operations, assets, liabilities or obligations of the Company as a result of the Reincorporation.

     If the Reincorporation proposal is approved, the Reincorporation will be accomplished by means of a Plan of Merger, attached as Exhibit A. The Plan of Merger provides that the Company will be merged into a newly formed, wholly owned subsidiary, and each outstanding share of the Company's common stock will become one outstanding share of the Company's common stock as incorporated in Colorado. The Plan of Merger will be effective upon the filing of Articles of Merger with the Delaware Secretary of State and the Colorado Secretary of State.

     If the Reincorporation proposal is approved, it is anticipated that the Board will cause the Reincorporation to be effected as soon as reasonably practicable. However, the Reincorporation may be delayed by the Board or may be terminated and abandoned by action of the Board at any time prior to the effective time of the Reincorporation, whether before or after the approval by the Company's shareholders, if the Board determines for any reason that the consummation of the Reincorporation should be delayed or would be inadvisable or not in the best interests of the Company and its shareholders, as the case may be.

     Upon effectiveness of the Reincorporation, the Company will be governed by the Articles of Incorporation, as filed with the Colorado Secretary of State in substantially the form attached as Exhibit B (the "Colorado Articles"). The Company's current Certificate of Incorporation (the "Delaware Certificate") will not be applicable to the Company following the completion of the Reincorporation. Following the Reincorporation, the Company will be governed by the Colorado Corporations and Associations Act ("CCAA") and the Colorado Business Corporation Act ("BCA").

     Following the effectiveness of the Reincorporation, stockholders will not be required to exchange existing stock certificate(s) of the Company for new stock certificate (s), although stockholders will have an option of doing so. At the same time, each outstanding option, right or warrant to acquire shares of common stock will continue to be an option, right or warrant to acquire an equal number of shares of common stock under the same terms and conditions. SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) TO THE COMPANY'S TRANSFER AGENT UNLESS THEY DESIRE TO BE ISSUED A CERTIFICATE EVIDENCING THE SHARES IN THE COLORADO CORPORATION.

     After the Reincorporation, the Company will continue to be a publicly-held company. The Company will continue to file periodic reports and other documents with the U.S. Securities and Exchange Commission ("SEC"). Shareholders who own shares of common stock that are freely tradable prior to the Reincorporation will continue to have freely tradable shares, and shareholders holding restricted shares of common stock will continue to hold their shares subject to the same restrictions on transfer to which their shares are presently subject.

     Approval of the Reincorporation will constitute approval of the Colorado Articles.

Principal Reasons for the Reincorporation in Colorado

     The Company's directors believe that reincorporation in Colorado is on the best interest of the Company since the cost of being a Delaware corporation is significantly higher than the cost of being a Colorado corporation. Delaware corporations are required to file an annual Franchise Tax Report with the Delaware Secretary of State. The Company's franchise taxes for 2019 were in excess of $33,000. In contrast, Colorado corporations are not required to pay any franchise taxes but instead are required to file an annual report with the Colorado Secretary of State. The cost of filing the annual report is $10.00.

     Accordingly, the shareholders of the Company are being requested to vote to change the domicile of the Company from Delaware to Colorado.

     The Board of Directors recommends that the shareholders vote for this proposal.

Significant Differences Between the Corporation Laws of Delaware and Colorado

     Although the corporate statutes of Delaware and Colorado are similar, certain differences exist. Set forth below is a discussion summarizing the material differences in the rights of the shareholders of the Company before and after the Reincorporation is effective as a result of the differences between the DGCL, the CCAA and the BCA. This discussion does not address each difference between the DGCL, the CCAA and the BCA, but focuses on some of those differences which the Company believes are most relevant to the existing shareholders.

Action by Shareholders Without a Meeting

     Unless prohibited by a corporation's Certificate of Incorporation Delaware law permits shareholder action by less than unanimous written consent and provides that any action that could be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if written consents are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Delaware law provides that, in order to be effective,
(i) all written consents must be delivered to the corporation within 60 days after the earliest dated consent is delivered to the corporation, and (ii) unless approved by unanimous written consent, written notice of the shareholder approval must be given at least 10 days before the consummation of the action authorized by shareholders to (a) all shareholders entitled to vote who have not consented in writing and (b) all shareholders not entitled to vote, but who are otherwise entitled to notice under Delaware law.

     Colorado law permits shareholder action by less than unanimous written consent and provides that any action that could be taken at an annual or special meeting of shareholders (including the election of directors) may be taken without a meeting, without prior notice and without a vote, if written consents are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Quorum

     Delaware law provides that, the corporation's Certificate of incorporation may specify the number of shares which should be present entitled to be cast on a matter to constitute a quorum for action on that matter. But in no event shall the quorum be less than 1/3 of the shares entitled to vote.

     Colorado  law  provides  that,   unless  the   corporation's   articles  of
incorporation provide otherwise, a majority of the votes entitled to be cast on a matter constitutes a quorum for action on that matter.

Removal of Directors

     Delaware law provides that any director may be removed, with or without cause, by the holders of a majority of the outstanding common stock of the corporation.

     Colorado law provides that any director may be removed, with or without cause, by the vote of those holders exceeding those holders opposed to the director's removal but only at a meeting of shareholders pursuant to a notice of meeting, which includes the removal of such director as an item of business.

Indemnification of Directors

     Delaware law provides that a corporation may indemnify a director, on the merits or otherwise, in the defense of any claim, issue or matter, to which he or she was a party because of his or her status as a director of the corporation, against reasonable expenses incurred in connection with the proceeding or claim with respect to which he or she was successful. Unlike Colorado law, Delaware law allows a corporation's articles of incorporation to limit indemnification.

     Colorado law requires a corporation to indemnify a director who was successful, on the merits or otherwise, in the defense of any claim, issue or matter, to which he or she was a party because of his or her status as a director of the corporation, against reasonable expenses incurred in connection with the proceeding or claim with respect to which he or she was successful. In addition, the BCA provides that no provisions of a corporation's Articles of Incorporation, Bylaws or any agreement between a corporation and a director can be more expansive than that permitted by the BCA.

Elimination of Directors' Liability for Monetary Damages

     Delaware law permits a corporation, pursuant to its Certificate of incorporation, to provide for the elimination or limitation of the liability of a director to the corporation or its shareholders for monetary damages for any action taken or failure to take any action as a director, except liability for
(1) the amount of a financial benefit received by a director to which he is not entitled; (2) an intentional infliction of harm on the corporation or its shareholders; (3) unlawful distributions; or (4) an intentional violation of criminal law.

     Colorado law permits a corporation pursuant to its articles of incorporation to include a provision eliminating or limiting the personal liability of directors to the corporation or its shareholders for monetary damages for breach of fiduciary duties as a director, except such provision shall not limit liability for any breach of the director's duty of loyalty to the corporation or its shareholders, or for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or for payment of a dividend or a stock repurchase or redemption in violation of Colorado law or for any transaction from which the director derived an improper personal benefit.

Shareholder Rights Under Corporate Charters

     The rights of shareholders under the Delaware Certificates and the Colorado Articles are substantially the same. The Company's shareholders do not have the right to maintain their proportionate interest in the Company in the event the Company elects to sell additional shares of common stock (i.e. "preemptive rights") or the right to vote their shares for less than all directors (i.e. "cumulative voting") at any shareholders' meeting at which directors are to be elected.

Federal Income Tax Consequences of the Reincorporation

     The discussion of U.S. federal income tax consequences set forth below is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a shareholder. Shareholders are urged to consult their tax advisors to determine the particular tax consequences of the Reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

     The  Reincorporation  is  intended  to be a tax-free  reorganization  under
Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming the Reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of our capital stock as a result of consummation of the Reincorporation, and no gain or loss will be recognized by us. You will have the same basis in the ColoradoCo common stock received by you pursuant to the Reincorporation as you have in the shares of the Delaware Corporation common stock held by you as of immediately prior to the time the Reincorporation is consummated. Your holding period with respect to common stock in the Delaware Corporation will include the period during which you held the corresponding shares of the Delaware Corporation common stock, provided the latter was held by you as a capital asset at the time of consummation of the Reincorporation.

Accounting Treatment

     We expect that the Reincorporation will have no effect from an accounting perspective because there is no change in the entity as a result of the Reincorporation. As such, the financial statements of the Delaware Corporation previously filed with the Securities and Exchange Commission will remain the financial statements of the Company following the Reincorporation.

Appraisal Rights

     Shareholders of the Company which object to the Reincorporation are entitled to the following appraisal rights under Delaware law.

ss. 262. Appraisal rights.

     (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to ss. 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

     (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to ss. 251 (other than a merger effected pursuant to ss. 251(g) of this title), ss. 252, ss. 254, ss. 255, ss. 256, ss. 257, ss. 258, ss.
263 or ss. 264 of this title:

     (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in ss. 251(f) of this title.

     (2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to ss.ss. 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

     a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

     b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

     c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

     d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

     (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under ss. 253 or ss. 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

     (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

     (d) Appraisal rights shall be perfected as follows:

     (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with ss. 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of ss. 114 of this title. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

     (2) If the merger or consolidation was approved pursuant to ss. 228, ss. 253, or ss. 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of ss. 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

     (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the corporation the statement described in this subsection.

     (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

     (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

     (h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

     (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

     (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

     (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

     (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                                     GENERAL

     The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with solicitation of proxies will be paid by the Company including any additional solicitation made by letter, telephone or telegraph. Failure of a quorum to be present at the meeting will necessitate adjournment and will subject the Company to additional expense.

     The Company's Board of Directors does not intend to present and does not have reason to believe that others will present any other items of business at the annual meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.


          Please complete, sign and return the attached proxy promptly.

                              AMERICANN, INC.                           PROXY
           This Proxy is solicited by the Company's Board of Directors

The  undersigned  stockholder  of AmeriCann,  Inc.  acknowledges  receipt of the
Notice   of   the   Special    Meeting   of   Stockholders   to   be   held   at
___________________________________________,  on  _____________,  2021, at 10:00
a.m., and hereby appoints ____________ with the power of substitution, as Attorney and Proxy to vote all the shares of the undersigned at said special meeting of stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorney and Proxy may do or cause to be done by virtue hereof. The above named Attorney and Proxy is instructed to vote all of the undersigned's shares as follows:

The Board of Directors recommends a vote FOR Proposal 1.


(1)  To approve a change of the corporation's domicile from Delaware to Colorado

     [ ] FOR [ ] AGAINST [ ] ABSTAIN


To transact such other business as may properly come before the meeting.

The change in domicile will be accomplished by means of a Plan of Merger which is attached as Exhibit A to the Company's Proxy Statement.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEM 1.

                                          Dated this ____ day of _______ ______


                                        ---------------------------------------
                                                        (Signature)

                                        ---------------------------------------
                                                       (Print Name)



     Please sign your name exactly as it appears on your stock certificate.
              If shares are held jointly, each holder should sign.
   Executors, trustees, and other fiduciaries should so indicate when signing.
       Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.

                Send the proxy by regular mail, email, or fax to:

                                 AMERICANN, INC.
                           1555 Blake Street, Unit 502
                                Denver, CO 80202
                                 (303) 862-9000

                                 AMERICANN, INC.
               NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

     Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on ____________, 2021.

     1.   This notice is not a form for voting.

     2. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

     3.   The Proxy Statement is available at

     4. If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before _____, 2021 to facilitate timely delivery.

     A  special  meeting  of  the  Company's   shareholders   will  be  held  at
__________________________ on __________, 2021, at 10:00 a.m., for the following purpose:

     (1) to approve a change in domicile of the corporation from Delaware to Colorado;

     to transact such other business as may properly come before the meeting.

     The change in domicile will be accomplished by means of a Plan of Merger which is attached as Exhibit A to the Company's Proxy Statement.

     The Board of Directors recommends that shareholders vote FOR the proposal listed on the Notice of Special Meeting of Shareholders.

     _____________,   2021  is  the  record  date  for  the   determination   of
shareholders entitled to notice of and to vote at such meeting. Shareholders may cast one vote for each share held.

     Shareholders     may     access     the     following     documents     at:
________________________

          o    Notice of the Special  Meeting of  Shareholders

          o    Company's Proxy Statement;

          o    Proxy Card

     Shareholders may request a paper copy of the Proxy Materials and Proxy Card by calling _________________, by emailing the Company at __________, or by visiting __________________________ and indicating if you want a paper copy of the proxy materials and proxy card:

          o    for this meeting only, or

          o    for this meeting and all other meetings.

     If you have a stock certificate registered in your name, or if you have a proxy from a shareholder of record on ______, 2021, you can, if desired, attend the Special Meeting and vote in person.

     Shareholders can obtain directions to the Special  Shareholders' Meeting at
----------------------------

     Please visit ___________________ to print and fill out the Proxy Card. Complete and sign the proxy card and mail the Proxy Card to:

                                 AMERICANN, INC.
                           1555 Blake Street, Unit 502
                                Denver, CO 80202

                            EXHIBIT A

                                 PLAN OF MERGER


(a)  CONSTITUENT   CORPORATIONS:       Americann,  Inc. ("Americann")
                                       (A  Delaware corporation)

                                       Americann, Inc. ("ACI")
                                       (A Colorado corporation)

                                       Americann has only one class of stock
                                       outstanding, that being common stock.
                                       Americann has 23,696,310 shares of common stock outstanding, with each share entitled to one vote.

                                       ACI has only one class of stock
                                       outstanding, that being common stock. ACI has 100 shares of common stock issued and outstanding, with each share entitled to one vote. Americann, Inc. owns all of the issued and outstanding shares of ACI.

(b)  SURVIVING CORPORATION: Americann, Inc. (A Colorado corporation)

(c) Effective as of the date of the merger, (i) all shares of Americann shall be cancelled, (ii) all assets of Americann shall become assets of ACI,
     (iii) all liabilities of Americann shall be assumed by ACI, (iv) ACI will issue one share of its common stock for each outstanding share of Americann, and (v) Americann shall cease to exist.

(d) ACI agrees that it may be served with process in Colorado, by registered or certified mail (return receipt requested) in any proceeding for enforcement of any obligation of Americann, as well as for the enforcement of any obligation of Americann arising from the merger, including any suit or other proceeding to enforce the rights of any stockholder as determined in appraisal proceedings pursuant to Delaware law.

                                    EXHIBIT B

               Articles of Incorporation for a Profit Corporation filed pursuant to ss. 7-102-101 and ss. 7-102-102 of the Colorado Revised Statutes (C.R.S.)

1.   The domestic entity name for the corporation is:

          Americann, Inc.

2. The principal office address of the corporation's initial principal office is:

          1555 Blake Street, Unit 502 Denver, CO 80202

3. The registered agent name and registered agent address of the corporation's initial registered agent are:

      Name               Hart & Hart, LLC
                      1624 Washington Street
                         Denver, CO 80203

     |X| The person appointed as registered agent above has consented to being so appointed.

4.   The true name and mailing address of the incorporator is

                  William Hart
                  1624 Washington Street
                  Denver, CO 80203

5. The classes of shares and number of shares of each class that the corporation is authorized to issue are as follows.

     |X|  Additional   information  regarding  shares  as  required  by  section
          7-106-101, C.R.S., is included in an attachment.

6.   |X| This document contains additional information provided by law.

7.   N/A

8. The true name and mailing address of the individual causing the document to be delivered for filing are

                  William Hart
                  1624 Washington  Street
                  Denver, CO 80203

                                 AMERICANN, INC.

                                  Capital Stock

     The  authorized   capital  stock  of  the  Corporation   shall  consist  of
100,000,000 shares of common stock, $0.01 par value, and 20,000,000 shares of preferred stock, $0.01 par value.

     No share of the common stock shall have any preference over or limitation in respect to any other share of such common stock. All shares of common stock shall have equal rights and privileges, including the following:

     1. All shares of common stock shall share equally in dividends. Subject to the applicable provisions of the laws of this State, the Board of Directors of the Corporation may, from time to time, declare and the Corporation may pay dividends in cash, property, or its own shares, except when the Corporation is insolvent or when the payment thereof would render the Corporation insolvent or when the declaration or payment thereof would be contrary to any restrictions contained in this Certificate of Incorporation. When any dividend is paid or any other distribution is made, in whole or in part, from sources other than unreserved and unrestricted earned surplus, such dividend or distribution shall be identified as such, and the source and amount per share paid from each source shall be disclosed to the stockholder receiving the same concurrently with the distribution thereof and to all other stockholders not later than six months after the end of the Corporation's fiscal year during which such distribution was made.

     2. All shares of common stock shall share equally in distributions in partial liquidation. Subject to the applicable provisions of the laws of this State, the Board of Directors of the Corporation may distribute, from time to time, to its stockholders in partial liquidation, out of stated capital or capital surplus of the Corporation, a portion of its assets in cash or property, except when the Corporation is insolvent or when such distribution would render the Corporation insolvent. Each such distribution, when made, shall be identified as a distribution in partial liquidation, out of stated capital or capital surplus, and the source and amount per share paid from each source shall be disclosed to all stockholders of the Corporation concurrently with the distribution thereof. Any such distribution may be made by the Board of Directors from stated capital without the affirmative vote of any stockholders of the Corporation.

     3. a. Each outstanding share of common stock shall be entitled to one vote at stockholders' meetings, either in person or by proxy.

     b. The designations, powers, rights, preferences, qualifications, restrictions and limitations of the preferred stock shall be established from time to time by the Corporation's Board of Directors, in accordance with Colorado Law.

     c. i) Cumulative voting shall not be allowed in elections of directors or for any purpose.

     ii) No holders of shares of capital stock of the Corporation shall be entitled, as such, to any preemptive or preferential right to subscribe to any unissued stock or any other securities which the Corporation may now or hereafter be authorized to issue. The Board of Directors of the Corporation, however, in its discretion by resolution, may determine that any unissued securities of the Corporation shall be offered for subscription solely to the holders of common stock of the Corporation, or solely to the holders of any class or classes of such stock, which the Corporation may now or hereafter be authorized to issue, in such proportions based on stock ownership as said board in its discretion may determine.

     iii) The Board of Directors may restrict the transfer of any of the Corporation's stock issued by giving the Corporation or any stockholder "first right of refusal to purchase" the stock, by making the stock redeemable, or by restricting the transfer of the stock under such terms and in such manner as the directors may deem necessary and as are not inconsistent with the laws of this State. Any stock so restricted must carry a conspicuous legend noting the restriction and the place where such restriction may be found in the records of the Corporation.

     iv) The judgment of the Board of Directors as to the adequacy of any consideration received or to be received for any shares, options, or any other securities which the Corporation at any time may be authorized to issue or sell or otherwise dispose of shall be conclusive in the absence of fraud, subject to the provisions of these Articles of Incorporation and any applicable law.

     d. Any action required or permitted by the Colorado Business Corporation Act to be taken at a shareholders' meeting may be taken without a meeting if the shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting, at which all of the shares entitled to vote thereon were present and voted, consent to such action in writing.

     e. The presence in person, or by proxy, of one-third of the votes entitled to be cast on any matter by a voting group at any shareholders' meeting constitutes a quorum of that voting group for action on that matter.

Transactions with Directors and Other Interested Parties

     No contract or other transaction between the Corporation and any other corporation, whether or not a majority of the shares of the capital stock of such other corporation is owned by the Corporation, and no act of the Corporation shall in any way be affected or invalidated by the fact that any of the directors of the Corporation are pecuniarily or otherwise interested in, or are directors or officers of, such other corporation. Any director of the corporation, individually, or any firm with which such director is affiliated may be a party to or may be pecuniarily or otherwise interested in any contract or transaction of the Corporation; provided, however, that the fact that he or such firm is so interested shall be disclosed or shall have been known to the Board of Directors of the Corporation, or a majority thereof, at or before the entering into such contract or transaction; and any director of the Corporation who is also a director or officer of such other corporation, or who is so interested, may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the Corporation which shall authorize such contract or transaction, with like force and effect as if he were not such director or officer of such other corporation or not so interested.

Limitation of Director Liability and Indemnification

     No director of the Corporation shall have liability to the Corporation or to its stockholders or to other security holders for monetary damages for breach of fiduciary duty as a director; provided, however, that such provisions shall not eliminate or limit the liability of a director to the Corporation or to its shareholders or other security holders for monetary damages for: (i) any breach of the director's duty of loyalty to the Corporation or to its shareholders or other security holders; (ii) acts or omissions of the director not in good faith or which involve intentional misconduct or a knowing violation of the law by such director; (iii) acts by such director as specified by Colorado law; or (iv) any transaction from which such director derived an improper personal benefit.

     No officer or director shall be personally liable for any injury to person or property arising out of a tort committed by an employee of the Corporation unless such officer or director was personally involved in the situation giving rise to the injury or unless such officer or director committed a criminal offense. The protection afforded in the preceding sentence shall not restrict other common law protections and rights that an officer or director may have.

     The word "director" shall include at least the following, unless limited by Colorado law: an individual who is or was a director of the Corporation and an individual who, while a director of a Corporation is or was serving at the Corporation's request as a director, officer, partner, trustee, employee or agent of any other foreign or domestic corporation or of any partnership, joint venture, trust, other enterprise or employee benefit plan. A director shall be considered to be serving an employee benefit plan at the Corporation's request if his duties to the Corporation also impose duties on or otherwise involve services by him to the plan or to participants in or beneficiaries of the plan. To the extent allowed by Colorado law, the word "director" shall also include the heirs and personal representatives of all directors.

     This Corporation shall be empowered to indemnify its officers and directors to the fullest extent provided by law, including but not limited to the provisions set forth in the Colorado Business Corporation Act, or any successor provision.